SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement          |_|   Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement

|_|    Definitive Additional Materials

|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTERVEST BANCSHARES CORPORATION
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

|_|      Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.


         (1)      Amount Previously Paid: ______________________________________

         (2)      Form, Schedule or Registration Statement No.: ________________

         (3)      Filing Party: ________________________________________________

         (4)      Date Filed: __________________________________________________

                        INTERVEST BANCSHARES CORPORATION
                 10 Rockefeller Plaza/New York, N.Y. 10020-1903
                               TEL: (212) 218-2800



                    Notice of Annual Meeting of Stockholders
                       To be held on Friday, May 24, 2002


     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Intervest Bancshares Corporation (the "Company") will be held on Friday, May 24, 2002, at 9:30 a.m., New York time, at the offices of Intervest National Bank, One Rockefeller Plaza (Suite 300), New York, New York for the following purposes:

         1.       To elect directors; and
         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 17 , 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Class A or Class B Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                              By Order of the Board of Directors


New York, New York
April 22, 2002                                Jerome Dansker
                                              Chairman of the Board




IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2002

                        INTERVEST BANCSHARES CORPORATION
                        10 Rockefeller Plaza (Suite 1015)
                          New York, New York 10020-1903
                                 (212) 218-2800

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (sometimes referred to herein as the "Board") of Intervest Bancshares Corporation, a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 24, 2002, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 22, 2002. The Annual Report for the year ended December 31, 2001, including financial statements, is being mailed to stockholders concurrently with the mailing of this Proxy Statement.

     You will find a form of proxy in the envelope in which you received this Proxy Statement. Please sign and return this proxy in the enclosed postage-paid envelope. A stockholder giving a proxy may revoke it at any time prior to the commencement of the Annual Meeting by: filing a written notice of revocation with the Secretary of the Company prior to the meeting; delivering to the Secretary of the Company a duly executed proxy bearing a later date; or attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting and voting in person.

     If the enclosed form of proxy is properly signed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Signed proxies with no instructions thereon with respect to the proposal set forth in the accompanying Notice of Annual Meeting will be voted FOR the election of the nominees as director. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters as shall be determined by a majority of the Board of Directors or its Executive Committee.

     The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A and Class B Common Stock. Only stockholders of record at the close of business on April 17, 2002 are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2002, there were 3,911,129 shares of the Company's Class A Common Stock and 355,000 shares of the Company's Class B Common Stock issued and outstanding. The holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors of the Company rounded up to the nearest whole number, or seven directors. The holders of the outstanding shares of Class A Common Stock of the Company are entitled to vote for the election of the remaining directors of the Company, or three directors. The holders of both Class A and Class B Common Stock as of the record date are entitled to vote on all other matters to come before the meeting, and each is entitled to one vote for each share held on the record date.

     A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will have no effect on the vote. If a quorum is present, the three nominees for election by the holders of Class A Common Stock and the seven nominees for election by the holders of Class B Common Stock who receive the highest number of votes cast by holders of shares of Class A Common Stock and Class B Common Stock, respectively, will be elected as directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2002 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each of the Company's directors,
(iii) each executive officer of the Company and (iv) all current directors and executive officers of the Company as a group.


                                      Class A Common Stock                              Class B Common Stock
                                      --------------------                              --------------------
Name of
Beneficial Holder                      Number of Shares       Percent of Class(1)        Number of Shares   Percent of Class(1)
-----------------                      ----------------       -------------------        ----------------   -------------------

Helene D. Bergman                         481,000(2)               13.35%                     75,000              21.13%

Directors and Executive Officers

Lawrence G. Bergman, Director,            481,000(2)               13.35%                     75,000              21.13%
Vice President and Secretary

Michael A. Callen, Director                50,000(3)                1.39%                          0                  0%

Lowell S. Dansker, Director,              962,000(4)               26.33%                    150,000              42.25%
President and Treasurer

Jerome Dansker, Chairman,               1,006,965(5)               24.62%                    250,000(5)           45.45%
Director, Executive Vice President

Wayne F. Holly, Director                   16,200                   0.46%                          0                  0%

Edward J. Merz, Director                    5,200(6)                0.15%                          0                  0%

Lawton Swan, III, Director                  9,105(7)                0.26%                          0                  0%

Thomas E. Willett, Director                 6,000(8)                0.17%                          0                  0%

David J. Willmott, Director                98,821(9)                2.73%                          0                  0%

Wesley T. Wood, Director                  105,142(10)                2.90%                         0                  0%

All directors and executive
   officers as a group (10 persons)     2,740,433                  61.77%                    550,000              86.36%
_____________________________

(1) Percentages have been computed based upon the total outstanding shares of the Company plus, for each person and the group, shares that person or the group has the right to acquire pursuant to warrants or convertible debentures.
(2) Includes 47,500 shares of Class A common stock issuable upon the exercise of warrants and 7,650 shares held by his children.
(3) Includes 38,750 shares of Class A common stock issuable upon the exercise of warrants.
(4) Includes 70,000 shares of Class A common stock issuable upon the exercise of warrants and 10,500 shares held as custodian for minor children.
(5) Includes 533,465 shares of Class A common stock issuable upon the exercise of warrants. Also includes 5,000 shares held by his spouse. The shares of Class B common stock include 195,000 shares issuable upon exercise of warrants.
(6) Includes 5,000 shares of Class A common stock issuable upon the exercise of warrants.
(7) Includes 2,000 shares of Class A Common stock issuable upon the exercise of warrants and 6,605 shares of Class A common stock issuable upon the conversion of debentures.
(8) Includes 3,000 shares of Class A common stock issuable upon the exercise of warrants.
(9) Includes 57,500 shares of Class A common stock issuable upon the exercise of warrants and 1,321 shares of Class A common stock issuable upon the conversion of debentures.
(10) Includes 65,000 shares of Class A common stock issuable upon the exercise of warrants and 2,642 shares of Class A common stock issuable upon the conversion of debentures.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, it is proposed to elect a board of 10 directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote for the election of the nominees named below. If any of these persons should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy card may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as directors of the Company and were elected by the shareholders.

The names of the nominees and certain information about them are set forth below.

For election by the holders of Class A Common Stock:

     Michael A. Callen, age 61, serves as a Director of the Company, and has served in such capacity since May, 1994. Mr Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen is President of Avalon Argus Associates, a financial consulting firm. Mr. Callen had been Senior Advisor, The National Commercial Bank, Jeddah, Kingdom of Saudi Arabia for more than five years and prior to 1993 was a Director and Sector Executive at Citicorp/Citibank, responsible for corporate banking activities in North America, Europe and Japan. Mr. Callen is also a Director of Intervest National Bank and Intervest Corporation of New York, and also serves as a Director of AMBAC, Inc.

     Wayne F. Holly, age 45, serves as a Director of the Company and has served in such capacity since June, 1999. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is President of Sage, Rutty & Co., Inc., members of the Boston Stock Exchange, with offices in Rochester, New York and Canandaigua, New York, and is also a Director of Intervest National Bank and Intervest Corporation of New York. Mr. Holly has been an Officer and Director of Sage, Rutty & Co., Inc. for more than five years.

     Lawton Swan, III, age 59, serves as a Director of the Company and has served in that capacity since February, 2000. Mr. Swan received a Bachelor of Science Degree from Florida State University in Business Administration and Insurance. Mr. Swan is President and Chairman of the Board of Interisk Corporation, a consulting firm specializing in risk management and employee benefit plans, which he founded in 1978. He is also a Director of Intervest National Bank and Intervest Corporation of New York.

For election by the holders of Class B Common Stock:

     Lawrence G. Bergman, age 57, serves as a Director, and as Vice President and Secretary of the Company and has served in such capacities since the Company was organized. Mr. Bergman received a Bachelor of Science degree and a Master of Engineering (Electrical) degree from Cornell University, and a Master of Science in Engineering and a Ph.D degree from The Johns Hopkins University. Mr. Bergman is also a Director of Intervest National Bank and a Director, Vice-President and Secretary of Intervest Corporation of New York. During the past five years, Mr. Bergman has been actively involved in the ownership and operation of real estate and mortgage investments.

     Jerome Dansker, age 83, serves as Chairman of the Board of Directors and Executive Vice President of the Company. He has served as Executive Vice
President since 1994 and as Chairman of the Board since 1996. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, a law degree from the New York University School of Law, and is admitted to practice as an attorney in the State of New York. Mr. Dansker is also Chairman of the Board of Directors of Intervest National Bank and Chairman of the Board of Directors and Executive Vice President of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

     Lowell S. Dansker, age 51, serves as a Director, President and Treasurer of the Company, and has served in such capacities since the Company was organized. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College, a law degree from the University of Akron School of Law, and is admitted to practice as an attorney in New York, Ohio, Florida and the District of Columbia. Mr. Dansker is also a Director and Chief Executive Officer of Intervest National Bank and a Director, President and Treasurer of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

     Edward J. Merz, age 70, serves as a Director of the Company and has served in such capacity since February, 1998. Mr. Merz received a Bachelor of Business Administration from City College of New York and is a graduate of the Stonier School of Banking at Rutgers University. Mr. Merz is Chairman of the Board of Directors of the Suffolk County National Bank of Riverhead and of its parent, Suffolk Bancorp, and has been an Officer and Director of those companies for more than five years. He is also a Director of Intervest National Bank and Intervest Corporation of New York and he is a Director and Treasurer of Cornell Cooperative Extension Institute.

     Thomas E. Willett, age 54, serves as a Director of the Company, and has served in such capacity since March, 1999. Mr. Willett received a Bachelor of Science Degree from the United States Air Force Academy and a law degree from Cornell University School of Law. Mr. Willett has been a partner of Harris Beach LLP, a law firm in Rochester, New York, for more than five years and is a Director of Intervest National Bank and Intervest Corporation of New York.

     David J. Willmott, age 63, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 25 years ago and is a Director of Intervest National Bank and Intervest Corporation of New York.

     Wesley T. Wood, age 59, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Wood received a Bachelor of Science degree from New York University, School of Commerce. Mr. Wood is a Director and President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. He is also a Director of Intervest National Bank and Intervest Corporation of New York, an Advisory Board Member of The Center of Direct Marketing at New York University, a member of the Trustees Advisory Committee at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York.

           The Board of Directors recommends a vote "FOR" the election of the foregoing nominees for director.

     Jerome Dansker is the father of Lowell S. Dansker. Otherwise, there are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer.

Meetings of the Board of Directors and Committees.

     Regular meetings of the Board of Directors are held every other month and special meetings of the Board of Directors are held from time to time as needed. The Board of Directors held seven meetings in 2001. During the period that each Director served as such, all of the Directors (except Messrs. Merz and Wood, who each attended five of the seven meetings) attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 2001.

Committees of the Board of Directors

Currently, the Board of Directors has the following standing committees:

     Executive Committee. Members of the Executive Committee are Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker. The Executive Committee exercises all of the power of the Board between meetings of the Board. The Executive Committee held six meetings in 2001.

     Audit Committee. Members of the Audit Committee are Edward J. Merz, Chairman and Lawton Swan, III, Thomas E. Willett, and David J. Willmott. The members of the Audit Committee are independent as defined in Rule 4200(a)(14) of the Nasdaq Stock Market. The functions of the Audit Committee and its activities during the most recent fiscal year are described below under the heading Report of the Audit Committee. The Audit Committee held four meetings in 2001.


Report of the Audit Committee

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     As set forth in more detail in its charter, the Audit Committee's primary responsibilities fall into three broad categories:

         o first, the Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company's management, including discussions with management and the Company's outside auditors;

         o second, the Committee is responsible for matters concerning the relationship between the Company and its auditors, including: recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services that may be provided to the Company; and determining whether the outside auditors are independent; and

         o third, the Committee oversees implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditors.

     In overseeing the preparation of the Company's financial statements, the Committee discussed with both management and the Company's outside auditors all financial statements prior to their issuance and discussed significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee discussed the statements with management, as well as the outside auditors of the Company and its subsidiaries. The Committee's review included discussions with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended that Hacker, Johnson & Smith, PA be appointed independent auditors for the Company and for Intervest National Bank in 2002 and that the firm of Richard A. Eisner & Company, LLP be appointed as independent auditors for Intervest Corporation of New York, a Company subsidiary, for 2002.

Members of the Audit Committee: Edward J. Merz, Lawton Swan, III, Thomas E. Willett, David J. Willmott.

Compensation of Directors

     Directors of the Company receive a fee of $500 per Board meeting attended. The Chairman of the Executive and Audit Committees receive $300 per meeting attended and the other members of the Executive and Audit Committees receive $250 per meeting attended.

                             EXECUTIVE COMPENSATION

     The Board of Directors does not have a compensation committee and the compensation of the executive officers of the Company and its subsidiaries is approved by the full Board of Directors.

     While the Board of Directors evaluates the performance of the Chief Executive Officer on an annual basis, because the Chief Executive Officer agreed, during 2001, to serve at a salary level substantially lower than is reflective of the scope of his duties and responsibilities, the Board of Directors did not apply any specific factors or criteria in the establishment of his compensation.

     With respect to the remaining executive officers of the Company, the Company's executive compensation programs are principally designed to give executives incentives to focus on and achieve the Company's business objectives. Key elements of its compensation programs are competitive base salaries and annual performance-based bonuses, which seek to recognize individual performance each year. The Company has, from time to time, granted stock purchase warrants, which provide financial rewards to executives if there is stock price appreciation over the period of exercisability.

     The Board reviews compensation of executive officers annually in the context of total compensation packages awarded to executives with similar responsibilities at similar companies in the financial sector.

     The bonuses paid to the executive officers were intended to recognize accomplishments of the Company and its subsidiaries in the past year.

Executive Compensation Summary Table.

     The following table sets forth information concerning total compensation paid during the last three years by the Company or its subsidiaries to the Company's Chairman, the Company's Chief Executive Officer, and to the Executive Officers of the Company or its subsidiaries who had annual compensation in excess of $100,000. While Messrs. Olsen, Sullivan and Arvonio serve as Executive Officers of Intervest National Bank, they do not serve as Executive Officers of the Company.


                                                                SUMMARY COMPENSATION TABLE
                                                                --------------------------

                                              Annual Compensation                           Long-Term Compensation
                                              -------------------                           ----------------------
Name and Principal                                                 Other Annual
    Position                    Year          Salary(1)      Bonuses      Compensation      Awards        Pay-Outs
    --------                    ----          ---------      -------      ------------      ------        --------

Jerome Dansker                  2001          $266,457         ----         ----             ----           ----
  Chairman, Executive           2000          $191,585                      ----            50,000(2)       ----
  Vice President                1999          $193,409       $9,305         ----             ----           ----


Lowell S. Dansker,              2001           $39,594         ----         ----             ----             ----
  Chief Executive               2000           $13,610         ----         ----             ----             ----
  Officer                       1999            $9,345         ----         ----             ----             ----


Keith A. Olsen,                 2001          $138,599      $20,000         ----             ----             ----
  President - Florida           2000          $130,323      $20,000         ----             ----             ----
  Division of Intervest         1999          $130,867      $17,500         ----             ----             ----
  National Bank


Raymond C. Sullivan             2001          $110,103       $7,500         ----             ----             ----
  President - Intervest         2000           $90,192       $5,000         ----             ----             ----
  National Bank                 1999           $83,058       $5,000         ----             ----             ----


John J. Arvonio                 2001          $106,948       $7,500         ----             ----             ----
  Chief Financial               2000           $85,177       $5,000         ----             ----             ----
  Officer - Intervest           1999           $74,561       $5,000         ----             ----             ----
  National Bank

______________________________

(1) Includes director and committee fees, matching contributions under the 401(K) plan and unused vacation paid by the Company and its subsidiaries.
(2) This represents an award of 50,000 shares of Class B restricted common stock, valued at $159,000.

Employment Agreements.

     Intervest Corporation of New York has an employment agreement with Jerome Dansker that expires June 30, 2005. The agreement provides for an annual salary in the present amount of $177,315, which is subject to increase annually by six percent or by the percentage increase in the consumer price index, if higher. The agreement also provides for monthly expense account payments, the use of a car and medical benefits. In the event of Mr. Dansker's death or disability, monthly payments of one-half of the amount which would otherwise have been paid to Mr. Dansker will continue until the longer of (i) the balance of the term of employment, or (ii) three years. In 1998, the agreement was modified to provide for additional compensation of $1,000 per month for each $10 million of gross assets of Intervest Corporation of New York in excess of $100 million.

     Intervest National Bank has an employment agreement with Mr. Keith A. Olsen that expires December 31, 2002. The agreement provides for a base annual salary of not less than $125,000 and also provides for the payment of up to two years' severance in certain instances upon termination of employment.

Comparison of Cumulative Total Returns.

     The chart below compares the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S. companies) Index and an index for banks with total assets of less than $500 million. The graph was prepared by SNL Financial L.C. The stock performance graph assumes that $100 was invested on November 25, 1997, the date on which the Company's Class A Common Stock commenced trading. The points marked on the horizontal axis correspond to December 31 of each year. Each of the referenced indices is calculated in the same manner.



                                                                      Period Ending
                                       ------------------------------------------------------------------------------
Index                                  11/25/97      12/31/97      12/31/98      12/31/99      12/31/00      12/31/01
---------------------------------------------------------------------------------------------------------------------
Intervest Bancshares Corporation         100.00        111.36         79.55         56.82         34.09         67.27

NASDAQ - Total US*                       100.00         99.07        139.68        259.57        156.13        123.89

SNL <$500M Bank Index                    100.00        109.15         99.66         92.25         89.00        123.11

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's subsidiary bank has had various loan and other banking transactions in the ordinary course of business with directors and executive officers of the Company and its subsidiaries (or associates of such persons). In the opinion of management, all such transactions: (i) have been or will be made in the ordinary course of business, (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons, and (iii) have not and will not involve more than the normal risk of collectability or present other unfavorable features. There are no outstanding loan transactions with the Company's Directors or Executive Officers.

     The Company, as well as Directors of the Company and entities affiliated with certain Directors of the Company, have in the past and may in the future participate in mortgage loans originated by the Company's subsidiary bank. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with such bank.

     The wife of the Chairman of the Board of Directors of the Company is the sole shareholder and a Director of Intervest Securities Corporation, a registered broker/dealer and a member firm of the NASD. Intervest Securities Corporation has acted as a participating dealer in private placements of the Company and Intervest Corporation of New York.

     Thomas E. Willett, Esq., a Director of the Corporation, is a partner in the law firm of Harris Beach LLP, which firm provided legal services to the Company and its subsidiaries during 2001. Mr. Wayne F. Holly, who is a Director of the Company, also serves as a Director and President of Sage, Rutty & Co., Inc., which firm has acted as underwriter or placement agent in connection with securities offerings of the Company and one of its subsidiaries.

     Except for the transactions described above and outside of normal customer relationships, none of the directors, officers or present shareholders of the Company and no corporations or firms with such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or with its subsidiary bank other than such as arises by virtue of such position or ownership interest in the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied.

                         INDEPENDENT PUBLIC ACCOUNTANTS

General

     The Board of Directors has appointed Hacker, Johnson & Smith PA as independent auditors for the Company for the year ending December 31, 2002. The Company has been advised by Hacker, Johnson & Smith, PA that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. It is not expected that representatives of Hacker, Johnson & Smith, PA will be present at the annual meeting.

Audit Fees

     The aggregate amount of the fees billed by Hacker, Johnson & Smith, PA for the audit of the Company's and its bank subsidiary's annual financial statements for 2001 and its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $61,000. In addition, the aggregate amount of fees billed by Richard A. Eisner Company, LLP for the audit of the financial statements of Intervest Corporation of New York for 2001 was $26,800. Hacker, Johnson & Smith, PA relies upon the report of Richard A. Eisner & Company, LLP in its report.

Financial Information Systems Design and Implementation

     Hacker, Johnson & Smith, PA did not provide any services to the Company for financial information systems design and implementation during 2001.

All Other Fees

     The aggregate amount of the fees billed by Hacker, Johnson & Smith for all other services rendered by it to the Company during 2001 was $8,500. These services consisted of assistance in the preparation of tax returns.

     The Audit Committee of the Board of Directors considered the compatibility of the non- audit services provided to the Company by Hacker, Johnson & Smith, PA in 2001 with the independence of that firm from the Company in evaluating whether to recommend the appointment of Hacker, Johnson & Smith, PA to perform the audit of the Company's financial statements for the year ending December 31, 2002.


                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at 10 Rockefeller Plaza (Suite 1015), New York, New York 10020 no later than December 21, 2002 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting. The persons named in the proxies distributed by the Company may use their discretion in voting proxies with respect to shareholder proposals not included in the proxy statement for the 2002 annual meeting, unless the Company received notice of such proposals prior to March 5, 2002.

                                  OTHER MATTERS

     The cost of solicitation of proxies by the Company will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, telegraph or fax. The Company will request persons, firms and corporations holding shares of Common Stock in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of the Board of Directors or its Executive Committee.

     Copies of the 2001 Annual Report of the Company are included in this mailing to stockholders and additional copies may be obtained from the Secretary of the Company, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020.

                                              By Order of the Board of Directors




                                              Lawrence G. Bergman
                                              Secretary




Dated: April 22, 2002







     A copy of the Annual Report of the Company on Form 10-K for its most recent fiscal year, as filed with the Securities and Exchange Commission, will be furnished upon request and without charge to beneficial holders of the Class A Common Stock of the Company. Written requests should be directed to: Intervest Bancshares Corporation, Attention: Secretary, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020. Telephone inquiries should be directed to (212) 218-2800.

PROXY                   INTERVEST BANCSHARES CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders On May 24, 2002



     The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker, or any of them, proxies of the undersigned, each with full power of substitution, to vote all shares of Class A Common Stock of INTERVEST BANCSHARES CORPORATION (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Friday, May 24, 2002 at 9:30 A.M. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR all of the director nominees.

DIRECTOR NOMINEES:

Michael A. Callen, Wayne F.Holly, Lawton Swan, III





                                                      WITHHELD
1.    Election of          FOR all nominees           for all
      Directors              listed above             Nominees

                                 |_|                    |_|



                To withhold authority to vote for any individual
                 nominee, print the name(s) on the lines below.

                   __________________________________________
                   __________________________________________
                   __________________________________________
                   __________________________________________
                   __________________________________________




2. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN UNLESS A CONTRARY CHOICE IS SPECIFIED. SAID PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.




Signature ____________________  Date ____________ Signature ____________________
Date__________

Note: (Please sign exactly as name appears hereon. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing).

COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.